SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15d of the

                  Securities and Exchange Act of 1934


                      ---------------------------

                   Date of Report (Date of earliest
                   event reported) February 24, 1999



                            WLR Foods, Inc.
        (Exact name of Registrant as specified in its charter)

            Virginia         0-17060              54-1295923
           (State of      (Commission File    (IRS Employer Iden-
          Incorporation)      Number)          tification No.)


                      P.O. Box 7000                 22815
                    Broadway, Virginia            (Zip Code)
          (Address of Principal executive offices)


                            (540) 896-7001
                    (Registrant's telephone number,
                         including area code)

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Item 5.   Other Events

On February 24, 1999, the Attorney General of the State of West Virginia filed suit against the Company s subsidiary, Wampler Foods, Inc. (Wampler), in the Circuit Court of Hardy County, West Virginia under the West Virginia Consumer Credit and Protection Act, seeking unspecified damages. The suit alleges that Wampler provided substandard chicks and feed to broiler growers who raise chickens for Wampler. The Company intends vigorously to defend the suit, which it believes is without merit. The lawsuit is not expected to have a material affect on the Company s financial statements.


                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WLR FOODS, INC.


     Date:_03/01/99_               By:__/s/ Dale S. Lam__
                                        Dale S. Lam
                                        Chief Financial
                                        Officer and Vice
                                        President of Finance

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